SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 23, 2014

Date of Report

(Date of Earliest Event Reported)

CORVUS TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000- 54978	46-3461117
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

115 North Poinciana Road

Gilbert, Arizona 85234

(Address of Principal Executive Offices)

480-221-3805

(Registrant’s Telephone Number)

ITEM 4.01 Changes in Registrant's Certifying Accountant

After the change in control of Corvus Technologies Corp. (formerly Canyonwalk Acquisition Corporation) to new management on December 5, 2013 the Board of Directors determined not to continue with the Registrant's accountants and to engage a different accounting firm with whom they were familiar. On January 23, 2014, Anton & Chia, LLP, Newport Beach, California, the former accountants, were dismissed.

The prior accountant's audited report on the financial statements for the period May 1, 2013 (inception) through May 15, 2013 contains a note as to the Company's ability to continue as a going concern. The note indicated that the Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date of the report, and /or obtain additional financing from its stockholders and/or other third parties.

The unaudited financial statements as of and for the period ended September 30, 2013 contains a note as to the Company's ability to continue as a going concern. The note indicated that the Company's continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations, which it has not been able to accomplish to date to the date of the report, and /or obtain additional financing from its stockholders and/or other third parties.

In connection with the audits of the Company's financial statements for the period from May 1, 2013 (inception) to May 15, 2013 and the period May 1, 2013 (inception) through the date of dismissal, January 23, 2014 there were no disagreements with the former accountants, Anton & Chia, LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

The Registrant has provided Anton & Chia with a copy of this disclosure and has requested that they furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Anton & Chia addressed to the U.S. Securities and Exchange Commission is filed as an Exhibit to this Current Report on Form 8-K.

On February 1, 2014 (the "Engagement Date"), the Company engaged Malone-Bailey LLP as its independent registered public accounting firm. The decision to engage Malone-Bailey as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

The address of Malone-Bailey is:

9801 Westheimer Road

Suite 1100

Houston, Texas 77042

During the period May 1, 2013 (inception) and through February 1. 2014 (the date Malone-Bailey was appointed), the Company, nor any one on its behalf, did not consult with it in regard to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 EXHIBITS

16.1 Letter from former certifying public accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

CORVUS TECHNOLOGIES CORP.

Date: April 1, 2014	/s/ Glen Var Rosenbaum
President